SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 31, 2002


                                 SKYFRAMES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-23504                                                     33-0601502
(Commission File Number)                      (IRS Employer Identification No.)


 24351 Pasto Road, Suite B, Dana Point, California                        92629
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (949) 489-2400



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Item 1.       Change in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.

              By Current Report on Form 8-K dated August 31, 2002, the Registrant, formerly known as Helsinki Capital Partners, Inc., disclosed that it had acquired Skyframes, Inc., a Texas corporation.

              The Registrant and Skyframes, Inc. (Texas) have mutually agreed to rescind this transaction. However, Mr. Noblett continues as Chairman as Jehu Hand had resigned as an officer and director in December, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


              (c)        Exhibits

                         2. Plan of acquisition, reorganization, arrange-ment, liquidation or succession.

                                 2.1. Exchange Agreement dated September 3, 2002, between the Registrant and Skyframes, Inc. Previously filed.

                         10. Material Contracts

                  10.3 Mutual Release and Settlement Agreement
                                 dated January 28, 2003.  Filed herewith



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 12, 2003                              SKYFRAMES, INC.



                                                 By: /s/ Chester L. Noblett, Jr.
                                              Chester L. Noblett, Jr., Chairman



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